Exhibit 1.01

Conflict Minerals Report of CommScope Holding Company, Inc.

For the Year Ended December 31, 2015

Pursuant to Rule 13P-1 Under The Securities Exchange Act of 1934

CommScope Holding Company presents this Conflict Minerals Report for the year ended December 31, 2015 pursuant to Rule 13p-1 under the Securities Exchange Act of 1934 and associated guidance issued by the Securities and Exchange Commission. Unless otherwise specified or unless the context otherwise requires, references to “CommScope,” “we,” “us” or “our” refer to CommScope Holding Company, Inc. and its consolidated subsidiaries.

Overview of our Conflict Minerals Program

CommScope Holding Company, Inc. is a leading global provider of infrastructure solutions for communication networks. In 2014, our leaders defined a sustainability philosophy on corporate responsibility that embraces our core company values. As part of our values to respect people and our planet, we expect our suppliers to conduct their worldwide operations in a socially and environmentally responsible manner and source raw materials only from reputable organizations pursuant to our Conflict Minerals Policy and following the Organisation for Economic Cooperation and Development (“OECD”) due diligence framework. The Policy is available on our website at http://www.commscope.com/About-Us/Corporate-Responsibility-and-Sustainability/Philosophy/Document-Library/.

On August 28, 2015, CommScope completed the acquisition of TE Connectivity’s Broadband Network Solutions (“BNS”) business, a leader in fiber optic connectivity for wireline and wireless networks. The operations of the BNS business are included in this Conflict Minerals Report from the date of the acquisition.

CommScope Products

Conflict minerals in the form of tin, tantalum, tungsten and gold (collectively, “3TG”) were necessary to the functionality or production of the following categories of products we manufactured or contracted to have manufactured during 2015.

•	Broadband Products – Radio frequency (RF) and optical network products

•	Enterprise Products – Data center and intelligent building products

•	Wireless Products – Distributed coverage and capacity, outdoor macro cell site, small cell and backhaul products

•	BNS Products – Fiber optic connectivity products for wireline and wireless networks

Reasonable Country of Origin Inquiry

We conducted a reasonable country of origin inquiry (“RCOI”) to determine whether any of the necessary conflict minerals in our 2015 products originated in the Democratic Republic of the Congo and the adjoining countries (the “Covered Countries”), or were conflict minerals from recycled or scrap sources. The term “conflict minerals” comes from section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Conflict Minerals Rule, 17 CFR Parts 240 and 249b and is defined as columbite-tantalite, also known as coltan (from which tantalum is derived); cassiterite (tin); gold; wolframite (tungsten); or their derivatives; or any other mineral or its derivatives determined by the U.S. Secretary of State to be financing conflict in the Democratic Republic of the Congo or an adjoining country. To make the RCOI determination, we engaged our suppliers to identify the smelters and refiners (“facilities”) of necessary conflict minerals that may have been contained in our products (“Potential 3TG Facilities”). We determined which of the Potential 3TG Facilities are recognized by the Conflict Free Sourcing Initiative (“CFSI”) to be processors of conflict minerals (“Potential 3TG Facilities”), and reviewed available information on the sourcing of conflict minerals by Potential 3TG Facilities.

Our RCOI included:

•	Identification of direct suppliers from our Enterprise Resource Planning software to be considered for inclusion in a Conflict Mineral survey. These suppliers provided materials, parts, components and salable products to us in 2015.

•	Risk assessments by our conflict minerals team, based on the knowledge of supplier parts, as to the probability of the supplier’s parts containing 3TGs. Supplier risk was rated as a High Risk, Medium Risk or Low Risk.

•	Surveys of approximately 1,400 direct suppliers by our conflict minerals team using the CFSI Conflict Minerals Reporting Template (the “Template”), from which we identified approximately 700 direct suppliers of materials, parts, components or products containing necessary conflict minerals (“3TG Direct Suppliers”);

•	A requirement, as part of the survey and our accompanying communications, that suppliers provide a conflict free statement or use the Template to provide to CommScope information from their supply chains regarding Potential 3TG Facilities and the origin of necessary conflict minerals processed at these facilities;

•	If needed, follow-up with 3TG Direct Suppliers to clarify, update or complete information reported to us through the Template or their conflict free statement. Response red flags requiring follow-up included completeness (including smelter data), consistency, listing of unknown smelters, listing of non-certified smelters, listing of embargo countries and suppliers indicating 3TGs were not used in their products when assessed High Risk as containing 3TGs.

We have set clear expectations of suppliers that we expect suppliers to be conflict free from the Covered Countries. However, continuing to source from certified smelters or refiners in that area is acceptable. Suppliers indicating sourcing from the Covered Countries require follow up if the supplier did not state they are sourcing from certified CFSI smelters or refiners.

RCOI Supplier Survey Response

For reporting year 2015, approximately 85% of the suppliers that were surveyed responded. The non-responding suppliers were addressed as discussed in the Conflict Minerals Due Diligence Measures section below.

RCOI Conflict Minerals Status

We have determined with respect to our products containing necessary conflict minerals that we know or have reason to believe that some of the necessary conflict minerals originated or may have originated in the Covered Countries. Further, we know or have reason to believe that these necessary conflict minerals may not be conflict minerals from recycled or scrap sources.

Conflict Minerals Due Diligence Measures

Our conflict minerals due diligence process is based on the OECD’s Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, including the Supplement on Tin, Tantalum and Tungsten and the Supplement on Gold (Second Edition 2013) (the “OECD Guidance”), a recognized due diligence framework.

The design of our due diligence measures is specific to our downstream position in the minerals supply chain and the OECD recommendations for downstream actors that have no direct relationships to smelters or refiners, and the use of independent facility assessment programs to provide information about smelters or refiners.

The design of our due diligence process includes the following steps:

(1)	Establishment of strong internal company management systems, including the following:

•	Conflict Minerals Policy

•	Cross-functional Conflict Minerals Corporate Management Team that includes the Global Supply Chain, Compliance, Legal and Corporate Responsibility, with executive management support

•	Conflict minerals process document as part of our ISO 9001:2008 Quality Management System “Due Diligence Process for Reporting of Conflict Minerals”

•	Supplier agreement language that includes conflict free sourcing and explanation of supplier requirements

•	Utilizing the SAP Product Stewardship Network for data storage, analysis and reporting

•	Employees and external parties have access to an ethics reporting system, The CommAlert Line (866-277-2410), or may report via the website https://commalert.alertline.com or email CommScope’s Corporate Ethics Officer at ethics@commscope.com

(2)	Identification and assessment of risks in the supply chain — Based on the knowledge of supplier parts, each supplier was assessed by our conflict minerals team for likelihood of the supplier’s parts containing 3TGs and classified as High Risk, Medium Risk or Low Risk. In addition, supplier responses are risk assessed as High Risk, Medium Risk or Low Risk based on the accuracy, and completeness of their response and program. The conflict minerals team compared the Potential 3TG facilities to the facilities that are listed by CFSI as either compliant, in process with the Conflict Free Smelter Program (“CFSP”), or unknown.

(3)	Design and implementation of a strategy to respond to identified risks — As a downstream supplier, we do not assess the due diligence practices of Potential 3TG Facilities. Once a supplier is identified as high risk, a risk management plan is implemented including engagement with the relevant 3TG Direct Suppliers. We encourage 3TG Direct Suppliers to urge the Potential 3TG Facilities in their supply chain to join the Conflict Free Smelter Program. Each unresponsive and High Risk supplier is indicated in a report provided to the Conflict Minerals Corporate Management Team for supplier review to determine if alternative sourcing will be pursued. High Risk suppliers are identified by the following:

•	No response after two or more attempts

•	Smelter data is not provided but use 3TGs

•	Poor smelter data (incorrect or smelter not found)

•	Indicate they are not in scope of the law

•	Provide conflict free letters with no data behind their response

•	Distributors that provide no smelter data and will not provide the Original Equipment Manufacturer (OEM) contact on the products supplied

•	Suppliers sourcing 3TGs from the Covered Countries but no further explanation of the smelters or refiners in use

(4)	Support of industry organizations to carry out independent third-party audits of facilities’ due diligence practices — We support the industry initiative that conducts audits of facilities’ due diligence activities and we encourage our suppliers that use smelters or refiners to participate in the CFSP. As a downstream supplier, we do not have a direct relationship with conflict minerals smelters and do not perform or direct audits of these entities within our supply chain. In connection with our due diligence, we utilized information made available by the CFSI concerning independent third-party audits of smelters.

(5)	Annual reporting through this Conflict Minerals Report.

Results

This is our first reporting year and we are progressing toward our objective of responsible minerals sourcing. Of the Potential 3TG Facilities identified, there are 3TG Facilities reported by suppliers that have not yet participated in the Conflict Free Smelter Program. As discussed above in the RCOI Conflict Minerals Status section, we have determined with respect to our products containing necessary conflict minerals that we know or have reason to believe that some of the necessary conflict minerals originated or may have originated in the Covered Countries. Further, we know or have reason to believe that these necessary conflict minerals may not be conflict minerals from recycled or scrap sources.

Statement on Supplier Status

Supplier knowledge of the Conflict Minerals law and, in turn, their responses have improved from our first inquiry in 2014. Further understanding of the law and our requirements will help improve data received from the RCOI process. However, many suppliers have not yet performed a full inquiry with their suppliers at this time.

Future Goals to Mitigate Risk

We are committed to continuously improving our RCOI and due diligence process and intend to take the following steps in 2016:

(1)	Further educate our suppliers on our conflict minerals requirements for them.

(2)	Clearly communicate our conflict free sourcing expectations, as defined in our policy.

(3)	Leverage our supplier relationships to encourage better traceability measures by our in-scope suppliers.

(4)	Continue to refine our due diligence process in accordance with the OECD Guidance.

(5)	Review and follow-up with suppliers on reported unknown or incorrect smelters.

Tables 1 – 4: Facility Lists by Mineral, Country and Status

The Tables are a result of the review of the data from several sources, including information reported to us by our 3TG direct suppliers on the Template, from the SAP Product Stewardship Network and from the CFSI website (http://www.conflictfreesourcing.org/). In many cases, facility information was provided to us for the entire supply chain of our 3TG Direct Suppliers, and did not identify those facilities believed to contribute necessary conflict minerals to any particular CommScope product. There are 90 tin Facilities, 46 tantalum Facilities, 50 tungsten Facilities, and 126 gold Facilities listed. This compliance status is based solely on information made publicly available by the CFSI, without independent verification by us. Unverified and/or unknown facilities are not listed as we have engaged our suppliers to verify smelter validity.

Facility Name is listed as they appear on the CFSI Smelter or Refiner Information Exchange or the name as given by the supplier. A company appears more than once if it was reported to us for more than one facility (i.e., smelter, refiner, recycler or scrap processor) that is processing different types of minerals or metals.

Facility Identification is the CSFI Smelter or Refiner identification number as shown on the CFSI website, from the Template, or the supplier identification for the smelter or refiner.

Facility Country refers to the processing facility’s location and does not indicate necessarily where the facility sources from.

Status refers to the compliance status of the smelter or refiner.

CFSP Compliant refers to facilities that are listed by CFSI (as of May 5, 2016) as (a) compliant with Conflict Free Smelter

Program protocols or (b) certified or accredited by a similar independent facility assessment program such as the Responsible

Jewellery Council’s (RJC) Chain-of-Custody Certification Program, or the London Bullion Market Association’s (LBMA)

Responsible Gold Programme.

CFSP Active refers to facilities that have committed to undergo a CFSP audit or is participating in one of the cross-recognized certification programs.

CFSP Participating and CFSP Progressing refer to facilities that have committed to complete a CFSP validation audit within two (2) years.

Not yet participating refers to known facilities with sourcing practices that could not yet be determined.

Table 1 Tin Facility List by Mineral, Country, and Status

Mineral	Facility Name	Facility Identification	Facility Country	Status
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CID000228	CHINA	CFSP Active
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CID000244	CHINA	CFSP Compliant
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CID000278	CHINA	Not yet participating
Tin	Alpha	CID000292	UNITED STATES	CFSP Compliant
Tin	Cooperativa Metalurgica de Rondônia Ltda.	CID000295	BRAZIL	CFSP Compliant
Tin	CV Gita Pesona	CID000306	INDONESIA	CFSP Compliant
Tin	PT Justindo	CID000307	INDONESIA	CFSP Compliant
Tin	PT Aries Kencana Sejahtera	CID000309	INDONESIA	CFSP Compliant
Tin	CV Serumpun Sebalai	CID000313	INDONESIA	CFSP Compliant
Tin	CV United Smelting	CID000315	INDONESIA	CFSP Compliant
Tin	Dowa	CID000402	JAPAN	CFSP Compliant
Tin	EM Vinto	CID000438	BOLIVIA	CFSP Compliant
Tin	Estanho de Rondônia S.A.	CID000448	BRAZIL	Not yet participating
Tin	Feinhütte Halsbrücke GmbH	CID000466	GERMANY	Not yet participating
Tin	Fenix Metals	CID000468	POLAND	CFSP Compliant
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CID000538	CHINA	CFSP Compliant
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CID000555	CHINA	Not yet participating
Tin	Huichang Jinshunda Tin Co., Ltd.	CID000760	CHINA	Not yet participating
Tin	Gejiu Kai Meng Industry and Trade LLC	CID000942	CHINA	CFSP Active
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CID001063	CHINA	Not yet participating
Tin	China Tin Group Co., Ltd.	CID001070	CHINA	CFSP Compliant
Tin	Malaysia Smelting Corporation (MSC)	CID001105	MALAYSIA	CFSP Compliant
Tin	Metallic Resources, Inc.	CID001142	UNITED STATES	CFSP Compliant
Tin	Mineração Taboca S.A.	CID001173	BRAZIL	CFSP Compliant
Tin	Minsur	CID001182	PERU	CFSP Compliant
Tin	Mitsubishi Materials Corporation	CID001191	JAPAN	CFSP Compliant
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CID001231	CHINA	Not yet participating
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	CID001314	THAILAND	CFSP Compliant
Tin	Operaciones Metalurgical S.A.	CID001337	BOLIVIA	CFSP Compliant
Tin	PT Alam Lestari Kencana	CID001393	INDONESIA	Not yet participating
Tin	PT Artha Cipta Langgeng	CID001399	INDONESIA	CFSP Compliant
Tin	PT Babel Inti Perkasa	CID001402	INDONESIA	CFSP Compliant

Mineral	Facility Name	Facility Identification	Facility Country	Status
Tin	PT Bangka Kudai Tin	CID001409	INDONESIA	Not yet participating
Tin	PT Bangka Timah Utama Sejahtera	CID001416	INDONESIA	Not yet participating
Tin	PT Bangka Tin Industry	CID001419	INDONESIA	CFSP Compliant
Tin	PT Belitung Industri Sejahtera	CID001421	INDONESIA	CFSP Compliant
Tin	PT BilliTin Makmur Lestari	CID001424	INDONESIA	CFSP Compliant
Tin	PT Bukit Timah	CID001428	INDONESIA	CFSP Compliant
Tin	PT DS Jaya Abadi	CID001434	INDONESIA	CFSP Compliant
Tin	PT Eunindo Usaha Mandiri	CID001438	INDONESIA	CFSP Compliant
Tin	PT Fang Di MulTindo	CID001442	INDONESIA	Not yet participating
Tin	PT Karimun Mining	CID001448	INDONESIA	CFSP Active
Tin	PT Mitra Stania Prima	CID001453	INDONESIA	CFSP Compliant
Tin	PT Panca Mega Persada	CID001457	INDONESIA	CFSP Compliant
Tin	PT Prima Timah Utama	CID001458	INDONESIA	CFSP Compliant
Tin	PT Refined Bangka Tin	CID001460	INDONESIA	CFSP Compliant
Tin	PT Sariwiguna Binasentosa	CID001463	INDONESIA	CFSP Compliant
Tin	PT Seirama Tin Investment	CID001466	INDONESIA	Not yet participating
Tin	PT Stanindo Inti Perkasa	CID001468	INDONESIA	CFSP Compliant
Tin	PT Sumber Jaya Indah	CID001471	INDONESIA	CFSP Compliant
Tin	PT Timah (Persero) Tbk Kundur	CID001477	INDONESIA	CFSP Compliant
Tin	PT Timah (Persero) Tbk Mentok	CID001482	INDONESIA	CFSP Compliant
Tin	PT Pelat Timah Nusantara Tbk	CID001486	INDONESIA	Not yet participating
Tin	PT Tinindo Inter Nusa	CID001490	INDONESIA	CFSP Compliant
Tin	PT Tommy Utama	CID001493	INDONESIA	CFSP Compliant
Tin	Rui Da Hung	CID001539	TAIWAN	CFSP Compliant
Tin	Soft Metais Ltda.	CID001758	BRAZIL	CFSP Compliant
Tin	Thaisarco	CID001898	THAILAND	CFSP Compliant
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CID001908	CHINA	CFSP Active
Tin	VQB Mineral and Trading Group JSC	CID002015	VIET NAM	CFSP Compliant
Tin	White Solder Metalurgia e Mineração Ltda.	CID002036	BRAZIL	CFSP Compliant
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CID002158	CHINA	CFSP Active
Tin	Yunnan Tin Company Limited	CID002180	CHINA	CFSP Compliant
Tin	CV Venus Inti Perkasa	CID002455	INDONESIA	CFSP Compliant
Tin	Magnu’s Minerais Metais e Ligas Ltda.	CID002468	BRAZIL	CFSP Compliant
Tin	PT Tirus Putra Mandiri	CID002478	INDONESIA	Not yet participating
Tin	PT Wahana Perkit Jaya	CID002479	INDONESIA	CFSP Compliant

Mineral	Facility Name	Facility Identification	Facility Country	Status
Tin	Melt Metais e Ligas S.A.	CID002500	BRAZIL	CFSP Compliant
Tin	PT ATD Makmur Mandiri Jaya	CID002503	INDONESIA	CFSP Compliant
Tin	Phoenix Metal Ltd.	CID002507	RWANDA	CFSP Active
Tin	O.M. Manufacturing Philippines, Inc.	CID002517	PHILIPPINES	CFSP Compliant
Tin	PT Inti Stania Prima	CID002530	INDONESIA	CFSP Compliant
Tin	CV Ayi Jaya	CID002570	INDONESIA	CFSP Compliant
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	CID002572	VIET NAM	CFSP Active
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	CID002573	VIET NAM	CFSP Active
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	CID002574	VIET NAM	CFSP Active
Tin	CV Dua Sekawan	CID002592	INDONESIA	CFSP Active
Tin	CV Tiga Sekawan	CID002593	INDONESIA	CFSP Active
Tin	PT Cipta Persada Mulia	CID002696	INDONESIA	CFSP Compliant
Tin	An Vinh Joint Stock Mineral Processing Company	CID002703	VIET NAM	CFSP Active
Tin	Resind Indústria e Comércio Ltda.	CID002706	BRAZIL	CFSP Compliant
Tin	Metallo-Chimique N.V.	CID002773	BELGIUM	CFSP Compliant
Tin	Elmet S.L.U.	CID002774	SPAIN	CFSP Compliant
Tin	PT Bangka Prima Tin	CID002776	INDONESIA	CFSP Compliant
Tin	PT Sukses Inti Makmur	CID002816	INDONESIA	CFSP Compliant
Tin	An Thai Minerals Co. Limited	CID002825	VIET NAM	CFSP Active
Tin	PT Kijang Jaya Mandiri	CID002829	INDONESIA	CFSP Active
Tin	HuiChang Hill Tin Industry Co., Ltd.	CID002844	CHINA	CFSP Active
Tin	Gejiu Fengming Metalurgy Chemical Plant	CID002848	CHINA	CFSP Active
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CID002849	CHINA	CFSP Active

Table 2 Tantalum Facility List by Mineral, Country, and Status

Mineral	Facility Name	Facility Identification	Facility Country	Status
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CID000211	CHINA	CFSP Compliant
Tantalum	Conghua Tantalum and Niobium Smeltry	CID000291	CHINA	CFSP Compliant
Tantalum	Duoluoshan	CID000410	CHINA	CFSP Compliant
Tantalum	Exotech Inc.	CID000456	UNITED STATES	CFSP Compliant
Tantalum	F&X Electro-Materials Ltd.	CID000460	CHINA	CFSP Compliant
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CID000616	CHINA	CFSP Compliant
Tantalum	Hi-Temp Specialty Metals, Inc.	CID000731	UNITED STATES	CFSP Compliant
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CID000914	CHINA	CFSP Compliant
Tantalum	Jiujiang Tanbre Co., Ltd.	CID000917	CHINA	CFSP Compliant
Tantalum	King-Tan Tantalum Industry Ltd.	CID000973	CHINA	CFSP Compliant
Tantalum	LSM Brasil S.A.	CID001076	BRAZIL	CFSP Compliant
Tantalum	Metallurgical Products India Pvt., Ltd.	CID001163	INDIA	CFSP Compliant
Tantalum	Mineração Taboca S.A.	CID001175	BRAZIL	CFSP Compliant
Tantalum	Mitsui Mining & Smelting	CID001192	JAPAN	CFSP Compliant
Tantalum	Molycorp Silmet A.S.	CID001200	ESTONIA	CFSP Compliant
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CID001277	CHINA	CFSP Compliant
Tantalum	QuantumClean	CID001508	UNITED STATES	CFSP Compliant
Tantalum	Solikamsk Magnesium Works OAO	CID001769	RUSSIAN FEDERATION	CFSP Compliant
Tantalum	Taki Chemicals	CID001869	JAPAN	CFSP Compliant
Tantalum	Telex Metals	CID001891	UNITED STATES	CFSP Compliant
Tantalum	Ulba Metallurgical Plant JSC	CID001969	KAZAKHSTAN	CFSP Compliant

Mineral	Facility Name	Facility Identification	Facility Country	Status
Tantalum	Zhuzhou Cemented Carbide	CID002232	CHINA	CFSP Compliant
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CID002307	CHINA	CFSP Compliant
Tantalum	Hengyang King Xing Lifeng New Materials	CID002492	CHINA	CFSP Compliant
Tantalum	D Block Metals, LLC	CID002504	UNITED STATES	CFSP Compliant
Tantalum	FIR Metals & Resource Ltd.	CID002505	CHINA	CFSP Compliant
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CID002506	CHINA	CFSP Compliant
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CID002508	CHINA	CFSP Compliant
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CID002512	CHINA	CFSP Compliant
Tantalum	KEMET Blue Metals	CID002539	MEXICO	CFSP Compliant
Tantalum	Plansee SE Liezen	CID002540	AUSTRIA	CFSP Compliant
Tantalum	H.C. Starck Co., Ltd.	CID002544	THAILAND	CFSP Compliant
Tantalum	H.C. Starck GmbH Goslar	CID002545	GERMANY	CFSP Compliant
Tantalum	H.C. Starck GmbH Laufenburg	CID002546	GERMANY	CFSP Compliant
Tantalum	H.C. Starck Hermsdorf GmbH	CID002547	GERMANY	CFSP Compliant
Tantalum	H.C. Starck Inc.	CID002548	UNITED STATES	CFSP Compliant
Tantalum	H.C. Starck Ltd.	CID002549	JAPAN	CFSP Compliant
Tantalum	H.C. Starck Smelting GmbH & Co.KG	CID002550	GERMANY	CFSP Compliant
Tantalum	Plansee SE Reutte	CID002556	AUSTRIA	CFSP Compliant
Tantalum	Global Advanced Metals Boyertown	CID002557	UNITED STATES	CFSP Compliant
Tantalum	Global Advanced Metals Aizu	CID002558	JAPAN	CFSP Compliant
Tantalum	KEMET Blue Powder	CID002568	UNITED STATES	CFSP Compliant

Mineral	Facility Name	Facility Identification	Facility Country	Status
Tantalum	Tranzact, Inc.	CID002571	UNITED STATES	CFSP Compliant
Tantalum	E.S.R. Electronics	CID002590	UNITED STATES	CFSP Active
Tantalum	Resind Indústria e Comércio Ltda.	CID002707	BRAZIL	CFSP Compliant
Tantalum	Jiangxi Tuohong New Raw Material	CID002842	CHINA	CFSP Compliant

Table3 Tungsten Facility List by Mineral, Country, and Status

Mineral	Facility Name	Facility Identification	Facility Country	Status
Tungsten	A.L.M.T. TUNGSTEN Corp.	CID000004	JAPAN	CFSP Compliant
Tungsten	Kennametal Huntsville	CID000105	UNITED STATES	CFSP Compliant
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CID000218	CHINA	CFSP Compliant
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CID000258	CHINA	CFSP Compliant
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CID000345	CHINA	CFSP Progressing
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CID000499	CHINA	CFSP Compliant
Tungsten	Global Tungsten & Powders Corp.	CID000568	UNITED STATES	CFSP Compliant
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CID000766	CHINA	CFSP Compliant
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CID000769	CHINA	CFSP Compliant
Tungsten	Japan New Metals Co., Ltd.	CID000825	JAPAN	CFSP Compliant
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CID000868	CHINA	CFSP Progressing
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CID000875	CHINA	CFSP Compliant
Tungsten	Kennametal Fallon	CID000966	UNITED STATES	CFSP Active
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	CID001889	VIET NAM	CFSP Compliant
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	CID002011	VIET NAM	CFSP Compliant
Tungsten	Wolfram Bergbau und Hütten AG	CID002044	AUSTRIA	CFSP Compliant
Tungsten	Xiamen Tungsten Co., Ltd.	CID002082	CHINA	CFSP Compliant
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CID002095	CHINA	CFSP Compliant
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CID002313	CHINA	Not yet participating
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CID002315	CHINA	CFSP Compliant
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CID002316	CHINA	CFSP Active
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CID002317	CHINA	CFSP Active
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CID002318	CHINA	CFSP Active

Mineral	Facility Name	Facility Identification	Facility Country	Status
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CID002319	CHINA	CFSP Compliant
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CID002320	CHINA	CFSP Compliant
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CID002321	CHINA	CFSP Compliant
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CID002494	CHINA	CFSP Compliant
Tungsten	Asia Tungsten Products Vietnam Ltd.	CID002502	VIET NAM	CFSP Compliant
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CID002513	CHINA	CFSP Compliant
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CID002518	CHINA	CFSP Progressing
Tungsten	Ganxian Shirui New Material Co., Ltd.	CID002531	CHINA	Not yet participating
Tungsten	Pobedit, JSC	CID002532	RUSSIAN FEDERATION	CFSP Progressing
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CID002535	CHINA	CFSP Compliant
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CID002536	CHINA	CFSP Compliant
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	CID002538	VIET NAM	Not yet participating
Tungsten	H.C. Starck GmbH	CID002541	GERMANY	CFSP Compliant
Tungsten	H.C. Starck Smelting GmbH & Co.KG	CID002542	GERMANY	CFSP Compliant
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	CID002543	VIET NAM	CFSP Compliant
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CID002551	CHINA	CFSP Active
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CID002578	CHINA	Not yet participating
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CID002579	CHINA	CFSP Compliant
Tungsten	Niagara Refining LLC	CID002589	UNITED STATES	CFSP Compliant
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CID002647	CHINA	CFSP Active
Tungsten	Hydrometallurg, JSC	CID002649	RUSSION FEDERATION	CFSP Compliant
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CID002815	CHINA	CFSP Active
Tungsten	Philippine Chuangxin Industrial Co., Inc.	CID002827	PHILIPPINES	CFSP Compliant

Mineral	Facility Name	Facility Identification	Facility Country	Status
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CID002830	CHINA	CFSP Active
Tungsten	ACL Metais Eireli	CID002833	BRAZIL	CFSP Active
Tungsten	Woltech Korea Co., Ltd.	CID002843	KOREA, REPUBLIC OF	CFSP Active
Tungsten	Moliren Ltd	CID002845	RUSSIAN FEDERATION	CFSP Active

Table 4 Gold Facility List by Mineral, Country, and Status

Mineral	Facility Name	Facility Identification	Facility Country	Status
Gold	Advanced Chemical Company	CID000015	UNITED STATES	CFSP Active
Gold	Aida Chemical Industries Co., Ltd.	CID000019	JAPAN	CFSP Compliant
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	CID000035	GERMANY	CFSP Compliant
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	CID000041	UZBEKISTAN	CFSP Active
Gold	AngloGold Ashanti Córrego do Sítio Mineração	CID000058	BRAZIL	CFSP Compliant
Gold	Argor-Heraeus SA	CID000077	SWITZERLAND	CFSP Compliant
Gold	Asahi Pretec Corporation	CID000082	JAPAN	CFSP Compliant
Gold	Asaka Riken Co., Ltd.	CID000090	JAPAN	CFSP Compliant
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	CID000103	TURKEY	Not yet participating
Gold	Aurubis AG	CID000113	GERMANY	CFSP Compliant
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	CID000128	PHILIPPINES	CFSP Compliant
Gold	Boliden AB	CID000157	SWEDEN	CFSP Compliant
Gold	C. Hafner GmbH + Co. KG	CID000176	GERMANY	CFSP Compliant
Gold	Caridad	CID000180	MEXICO	Not yet participating
Gold	CCR Refinery – Glencore Canada Corporation	CID000185	CANADA	CFSP Compliant
Gold	Cendres + Métaux SA	CID000189	SWITZERLAND	CFSP Active
Gold	Yunnan Copper Industry Co., Ltd.	CID000197	CHINA	Not yet participating
Gold	Chimet S.p.A.	CID000233	ITALY	CFSP Compliant
Gold	Chugai Mining	CID000264	JAPAN	Not yet participating
Gold	Daejin Indus Co., Ltd.	CID000328	KOREA, REPUBLIC OF	CFSP Active
Gold	Daye Non-Ferrous Metals Mining Ltd.	CID000343	CHINA	Not yet participating
Gold	(DSC) Do Sung Corporation	CID000359	KOREA, REPUBLIC OF	CFSP Active
Gold	Doduco	CID000362	GERMANY	CFSP Compliant
Gold	Dowa	CID000401	JAPAN	CFSP Compliant
Gold	Eco-System Recycling Co., Ltd.	CID000425	JAPAN	CFSP Compliant
Gold	OJSC Novosibirsk Refinery	CID000493	RUSSIAN FEDERATION	CFSP Compliant

Mineral	Facility Name	Facility Identification	Facility Country	Status
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CID000522	CHINA	Not yet participating
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CID000651	CHINA	Not yet participating
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CID000671	CHINA	Not yet participating
Gold	Heimerle + Meule GmbH	CID000694	GERMANY	CFSP Compliant
Gold	Heraeus Ltd. Hong Kong	CID000707	CHINA	CFSP Compliant
Gold	Heraeus Precious Metals GmbH & Co. KG	CID000711	GERMANY	CFSP Compliant
Gold	Hunan Chenzhou Mining Co., Ltd.	CID000767	CHINA	Not yet participating
Gold	Hwasung CJ Co., Ltd.	CID000778	KOREA, REPUBLIC OF	Not yet participating
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CID000801	CHINA	CFSP Compliant
Gold	Ishifuku Metal Industry Co., Ltd.	CID000807	JAPAN	CFSP Compliant
Gold	Istanbul Gold Refinery	CID000814	TURKEY	CFSP Compliant
Gold	Japan Mint	CID000823	JAPAN	CFSP Compliant
Gold	Jiangxi Copper Company Limited	CID000855	CHINA	CFSP Compliant
Gold	Johnson Matthey Inc	CID000920	UNITED STATES	CFSP Compliant
Gold	Asahi Refining Canada Limited	CID000924	CANADA	CFSP Compliant
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	CID000927	RUSSIAN FEDERATION	CFSP Compliant
Gold	JSC Uralelectromed	CID000929	RUSSIAN FEDERATION	CFSP Compliant
Gold	JX Nippon Mining & Metals Co., Ltd.	CID000937	JAPAN	CFSP Compliant
Gold	Kazakhmys Smelting LLC	CID000956	KAZAKHSTAN	Not yet participating
Gold	Kazzinc	CID000957	KAZAKHSTAN	CFSP Compliant
Gold	Kennecott Utah Copper LLC	CID000969	UNITED STATES	CFSP Compliant
Gold	Kojima Chemicals Co., Ltd.	CID000981	JAPAN	CFSP Compliant
Gold	Korea Metal Co., Ltd.	CID000988	KOREA, REPUBLIC OF	Not yet participating
Gold	Kyrgyzaltyn JSC	CID001029	KYRGYZSTAN	Not yet participating
Gold	L’ azurde Company For Jewelry	CID001032	SAUDI ARABIA	Not yet participating
Gold	Lingbao Gold Company Limited	CID001056	CHINA	Not yet participating

Mineral	Facility Name	Facility Identification	Facility Country	Status
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CID001058	CHINA	Not yet participating
Gold	LS-NIKKO Copper Inc.	CID001078	KOREA, REPUBLIC OF	CFSP Compliant
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CID001093	CHINA	Not yet participating
Gold	Materion	CID001113	UNITED STATES	CFSP Compliant
Gold	Matsuda Sangyo Co., Ltd.	CID001119	JAPAN	CFSP Compliant
Gold	Metalor Technologies (Suzhou) Ltd.	CID001147	CHINA	CFSP Active
Gold	Metalor Technologies (Hong Kong) Ltd.	CID001149	CHINA	CFSP Compliant
Gold	Metalor Technologies (Singapore) Pte., Ltd.	CID001152	SINGAPORE	CFSP Compliant
Gold	Metalor Technologies SA	CID001153	SWITZERLAND	CFSP Compliant
Gold	Metalor USA Refining Corporation	CID001157	UNITED STATES	CFSP Compliant
Gold	Metalúrgica Met-Mex Peñoles, S.A. De C.V.	CID001161	MEXICO	CFSP Compliant
Gold	Mitsubishi Materials Corporation	CID001188	JAPAN	CFSP Compliant
Gold	Mitsui Mining and Smelting Co., Ltd.	CID001193	JAPAN	CFSP Compliant
Gold	Moscow Special Alloys Processing Plant	CID001204	RUSSIAN FEDERATION	CFSP Compliant
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	CID001220	TURKEY	CFSP Compliant
Gold	Navoi Mining and Metallurgical Combinat	CID001236	UZBEKISTAN	CFSP Active
Gold	Nihon Material Co., Ltd.	CID001259	JAPAN	CFSP Compliant
Gold	Elemetal Refining, LLC	CID001322	UNITED STATES	CFSP Compliant
Gold	Ohura Precious Metal Industry Co., Ltd.	CID001325	JAPAN	CFSP Compliant
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	CID001326	RUSSIAN FEDERATION	CFSP Compliant
Gold	PAMP S.A.	CID001352	SWITZERLAND	CFSP Compliant
Gold	Penglai Penggang Gold Industry Co., Ltd.	CID001362	CHINA	Not yet participating
Gold	Prioksky Plant of Non-Ferrous Metals	CID001386	RUSSIAN FEDERATION	CFSP Compliant
Gold	PT Aneka Tambang (Persero) Tbk	CID001397	INDONESIA	CFSP Compliant
Gold	PX Précinox SA	CID001498	SWITZERLAND	CFSP Compliant
Gold	Rand Refinery (Pty) Ltd.	CID001512	SOUTH AFRICA	CFSP Compliant
Gold	Royal Canadian Mint	CID001534	CANADA	CFSP Compliant

Mineral	Facility Name	Facility Identification	Facility Country	Status
Gold	Sabin Metal Corp.	CID001546	UNITED STATES	Not yet participating
Gold	Samduck Precious Metals	CID001555	KOREA, REPUBLIC OF	CFSP Active
Gold	SAMWON Metals Corp.	CID001562	KOREA, REPUBLIC OF	Not yet participating
Gold	Schone Edelmetaal B.V.	CID001573	NETHERLANDS	CFSP Compliant
Gold	SEMPSA Joyería Platería SA	CID001585	SPAIN	CFSP Compliant
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CID001619	CHINA	Not yet participating
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CID001622	CHINA	CFSP Compliant
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CID001736	CHINA	CFSP Compliant
Gold	So Accurate Group, Inc.	CID001754	UNITED STATES	Not yet participating
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	CID001756	RUSSIAN FEDERATION	CFSP Compliant
Gold	Solar Applied Materials Technology Corp.	CID001761	TAIWAN	CFSP Compliant
Gold	Sumitomo Metal Mining Co., Ltd.	CID001798	JAPAN	CFSP Compliant
Gold	Tanaka Kikinzoku Kogyo K.K.	CID001875	JAPAN	CFSP Compliant
Gold	The Great Wall Gold and Silver Refinery of China	CID001909	CHINA	Not yet participating
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CID001916	CHINA	CFSP Compliant
Gold	Tokuriki Honten Co., Ltd.	CID001938	JAPAN	CFSP Compliant
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CID001947	CHINA	Not yet participating
Gold	Torecom	CID001955	KOREA, REPUBLIC OF	CFSP Active
Gold	Umicore Brasil Ltda.	CID001977	BRAZIL	CFSP Compliant
Gold	Umicore S.A. Business Unit Precious Metals Refining	CID001980	BELGIUM	CFSP Compliant
Gold	United Precious Metal Refining, Inc.	CID001993	UNITED STATES	CFSP Compliant
Gold	Valcambi S.A.	CID002003	SWITZERLAND	CFSP Compliant
Gold	Western Australian Mint trading as The Perth Mint	CID002030	AUSTRALIA	CFSP Compliant
Gold	Yamamoto Precious Metal Co., Ltd.	CID002100	JAPAN	CFSP Compliant

Mineral	Facility Name	Facility Identification	Facility Country	Status
Gold	Yokohama Metal Co., Ltd.	CID002129	JAPAN	CFSP Compliant
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CID002224	CHINA	CFSP Compliant
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CID002243	CHINA	CFSP Compliant
Gold	Morris and Watson	CID002282	NEW ZEALAND	Not yet participating
Gold	Guangdong Jinding Gold Limited	CID002312	CHINA	Not yet participating
Gold	Umicore Precious Metals Thailand	CID002314	THAILAND	CFSP Compliant
Gold	Faggi Enrico S.p.A.	CID002355	ITALY	CFSP Active
Gold	Geib Refining Corporation	CID002459	UNITED STATES	CFSP Active
Gold	MMTC-PAMP India Pvt., Ltd.	CID002509	INDIA	CFSP Compliant
Gold	Republic Metals Corporation	CID002510	UNITED STATES	CFSP Compliant
Gold	KGHM Polska Miedź Spółka Akcyjna	CID002511	POLAND	CFSP Active
Gold	Fidelity Printers and Refiners Ltd.	CID002515	ZIMBABWE	Not yet participating
Gold	Singway Technology Co., Ltd.	CID002516	TAIWAN	CFSP Compliant
Gold	Emirates Gold DMCC	CID002561	UNITED ARAB EMIRATES	CFSP Compliant
Gold	Kaloti Precious Metals	CID002563	UNITED ARAB EMIRATES	Not yet participating
Gold	T.C.A S.p.A	CID002580	ITALY	CFSP Compliant
Gold	Remondis Argentia B.V.	CID002582	NETHERLANDS	Not yet participating
Gold	Tony Goetz NV	CID002587	BELGIUM	Not yet participating
Gold	Korea Zinc Co. Ltd.	CID002605	KOREA, REPUBLIC OF	CFSP Active
Gold	SAAMP	CID002761	FRANCE	Not yet participating
Gold	SAXONIA Edelmetalle GmbH	CID002777	GERMANY	CFSP Active
Gold	WIELAND Edelmetalle GmbH	CID002778	GERMANY	CFSP Active
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	CID002779	AUSTRIA	CFSP Compliant